LGM RISK MANAGED TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2021
Shares		Fair Value
SHORT-TERM INVESTMENTS — 100.5%
19,115,740	Morgan Stanley Institutional Liquidity - Treasury Portfolio, Institutional Class, 0.01% (Cost $19,115,740)(a)	$ 19,115,740
	TOTAL INVESTMENTS - 100.5% (Cost $19,115,740)	$ 19,115,740
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(100,452)
	NET ASSETS - 100.0%	$ 19,015,288

(a)	Rate disclosed is the seven day effective yield as of August 31, 2021.